                                                                  EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated April 15, 1999, except as to Note 2 which is as of February 7, 2000, relating to the financial statements, which appears in the Annual Report on Form 10-K of Segue Software, Inc. for the year ended December 31, 2000.




/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP

Boston, Massachusetts
April 5, 2001